UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2009

AGA MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34494 (Commission File Number)	41-1815457 (IRS Employer Identification No.)

5050 Nathan Lane North Plymouth, Minnesota (Address of principal executive offices)	55442 (Zip Code)

(763) 513-9227

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03               Material Modification to Rights of Security Holders.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2009, AGA Medical Holdings, Inc. (the “Company”) amended and restated the certificate of Incorporation substantially in the form previously filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-151822).  A description of the Company’s common stock giving effect to the amendment and restatement of its certificate of incorporation and bylaws has previously been reported by the Company in its prospectus filed pursuant to Rule 424(b) of the Securities Act of 1933 on October 21, 2009 (the “Prospectus”).  The amended and restated certificate of incorporation and the amended and restated bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 26, 2009, Mr. Jack P. Helms has been appointed to the Board of Directors of the Company, thereby joining Tommy G. Thompson, Franck L. Gougeon, Daniel A. Pelak, Paul B. Queally, Terry Allison Rappuhn, Darrell J. Tamosuinas, and Sean M. Traynor on the Board of Directors.  Biographical information regarding these directors and a description of the terms of their compensation has previously been reported by the Company in the Prospectus.

Item 8.01               Other Events.

On October 26, 2009, the Company completed its primary and secondary initial public offering of 13,750,000 shares of common stock (the “Shares”), not including common stock issued to the underwriters pursuant to their overallotment option, for cash consideration of $13.5575 per share (net of underwriting discounts) to a syndicate of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Leerink Swann LLC and Wells Fargo Securities, LLC as the joint book-running managers for the offering.  The other underwriter in the syndicate was Natixis Bleichroeder Inc.  The Company issued and sold 6,509,000 Shares in the offering and received net proceeds of approximately $83.4 million.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 3.1

Amended and Restated Certificate of Incorporation of AGA Medical Holdings, Inc. (incorporated by reference to Exhibit 3.1 to Pre-effective Amendment No. 12 to the Company’s Registration Statement on Form S-1 filed October 20, 2009 (File No. 333-151822)).

Exhibit 3.2

Amended and Restated Bylaws of AGA Medical Holdings, Inc. (incorporated by reference to Exhibit 3.2 to Pre-effective Amendment No. 9 to the Company’s Registration Statement on Form S-1 filed on October 1, 2009 (File No. 333-151822)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGA MEDICAL HOLDINGS, INC. (Registrant)

Date: October 26, 2009	By:	/s/ Ronald E. Lund
Name: Ronald E. Lund Title: Senior Vice President, General Counsel, and Secretary